Exhibit 10.2

FIRST AMENDMENT AND
SUMMARY OF MATERIAL MODIFICATIONS TO THE
CAREER EDUCATION CORPORATION
EXECUTIVE SEVERANCE PLAN &
SUMMARY PLAN DESCRIPTION
(As Amended and Restated Effective November 1, 2015)

WHEREAS, Career Education Corporation (the “Company”) maintains the Career Education Corporation Executive Severance Plan, effective as of November 1, 2015 (the “Plan”); and WHEREAS, Article V, Section D of the Plan authorizes the Company to amend and modify the Plan at any time and from time to time; and

WHEREAS, the Company has changed its name from Career Education Corporation to Perdoceo Education Corporation; and

WHEREAS, the Company resolved to amend the Plan to reflect this name change.

NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended, effective as of February 1, 2020:

1.

The Plan sponsor’s name is changed from Career Education Corporation to Perdoceo Education Corporation and all applicable references to Career Education Corporation (including where used in the Career Education Corporation Employee Benefits Committee name) and CEC are amended accordingly.

2.

The Plan name is changed from the Career Education Corporation Executive Severance Plan to the Perdoceo Education Corporation Executive Severance Plan and all applicable references to the Career Education Corporation Executive Severance Plan are amended accordingly

*      *      *      *

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed this _9th__ day of __July________, 2020, effective as of the date set forth herein.

PERDOCEO EDUCATION CORPORATION

By: __/s/ Jeffrey D. Ayers _______

Title:_SVP & General Counsel__

This Amendment and Summary of Material Modifications (“SMM”) describes changes to the Career Education Corporation Executive Severance Plan & Summary Plan Description, effective as of November 1, 2015 (referred to in this Amendment and SMM as the “Plan”) and updates information currently contained in the applicable Plan Document and Summary Plan Description.  Please keep this SMM with your other Plan materials.

If you have questions regarding this Amendment and SMM, please contact the Plan Administrator at (847) 781-3600.

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